                         NOTICE OF GUARANTEED DELIVERY
                                       TO
           DELIVER CLASS A REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                       OF

                              DISC GRAPHICS, INC.

     Provided the conditions set forth in Instruction 1 of the Letter of Transmittal are fulfilled, this form or one substantially equivalent may be used to deliver certificates for Class A Redeemable Common Stock Purchase Warrants (Class A Warrants") of Disc Graphics, Inc. if certificates for Class A Warrants are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or time will not permit all required documents to reach American Stock Transfer & Trust Company (the "Exchange Agent") on or prior to August 22, 1997. Such form, including in all cases the execution of a guarantee in substantially the form set forth below, may be delivered by hand or sent by telegram, facsimile transmission or letter to the Exchange Agent. The method of delivery is at the option and risk of the delivering stockholder.

                             TO THE EXCHANGE AGENT:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                           By Mail or Hand Delivery:
                           40 Wall Street, 46th Floor
                               New York, NY 10005
                      Attention: Reorganization Department

                    Facsimile Transmission No: 718-234-5001
                       For Information Call: 718-921-8200

     Delivery of this instrument to an address, or transmission of instructions via a facsimile to a number, other than as set forth above does not constitute a valid delivery.

To: American Stock Transfer & Trust Company

Ladies and Gentlemen:

     The undersigned hereby surrenders to Disc Graphics, Inc., Class A Redeemable Common Stock Purchase Warrants of Disc Graphics, Inc. pursuant to the guaranteed delivery procedure set forth in Instruction 1 of the Letter of Transmittal.

Signature(s)
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Name(s):
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                                 (PLEASE PRINT)

Address:
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Area Code and Telephone Number:
       -------------------------------------------------------------------------

Certificate Nos. (if available):
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If Class A Warrants are to be delivered by book-entry transfer, check applicable box:

     [ ] The Depositary Trust Company
     [ ] Philadelphia Depository Trust Company

Account Number(s)
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

                                   GUARANTEE
                    (not to be used for signature guarantee)

     The undersigned, a member of a registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above-named person(s) "own(s)" the Class A Warrants tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of Class A Warrants complies with Rule 10b-4, and (c) delivery to the Exchange Agent of certificates representing the Class A Warrants tendered hereby, in proper form for transfer or confirmation of book-entry transfer of such Class A Warrants into the Exchange Agent's account at The Depository Trust Company and/or Philadelphia Depository Trust Company, together with a properly completed Letter of Transmittal and any other required documents, within three (3) New York Stock Exchange trading days of the date hereof.

                                          (PLEASE PRINT)

                                          --------------------------------------
                                                          (FIRM)

                                          --------------------------------------
                                            (AUTHORIZED SIGNATURE WITH TITLE)

                                          --------------------------------------
                                                 (ADDRESS, WITH ZIP CODE)

                                          --------------------------------------
                                             (AREA CODE AND TELEPHONE NUMBER)

Date:                , 199

NOTE: DO NOT SEND CERTIFICATES FOR CLASS A WARRANTS WITH THIS NOTICE.
      CERTIFICATES FOR CLASS A WARRANTS SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.